SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 28, 2015

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Form 8-K that Evolving Systems, Inc. (“Evolving Systems”) filed on September 30, 2015 with regard to the acquisition of RateIntegration, Inc. d/b/a Sixth Sense Media (“RateIntegration”). In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Evolving Systems stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Form 8-K/A is being filed to provide the required financial information.  Except for the filing of such financial information, this Form 8-K/A does not modify or update the original Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial Statements of Business Acquired.

The required audited financial information of RateIntegration for the year ended December 31, 2014 is included as Exhibit 99.1 and is hereby incorporated by reference.

The required unaudited financial information of RateIntegration for the six months ended June 30, 2014 and 2015 is included as Exhibit 99.2 and is hereby incorporated by reference.

(b)         Unaudited Pro Forma Financial Information.

The required unaudited pro forma financial information of RateIntegration and Evolving Systems is included as Exhibit 99.3 and is hereby incorporated by reference.

(d)         Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description
23.1	Consent of Friedman LLP, Independent Registered Public Accounting Firm
99.1	Audited financial information of RateIntegration for the year ended December 31, 2014
99.2	Unaudited financial information of RateIntegration for the six months ended June 30, 2014 and June 30, 2015
99.3	Unaudited pro forma financial information of RateIntegration and Evolving Systems

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 9, 2015

Evolving Systems, Inc.

By:	/s/ DANIEL J. MOORHEAD
Daniel J. Moorhead
Vice President, Finance & Administration

Exhibit Index

Exhibit No.	Description
23.1	Consent of Friedman LLP, Independent Registered Public Accounting Firm
99.1	Audited financial information of RateIntegration for the year ended December 31, 2014
99.2	Unaudited financial information of RateIntegration for the six months ended June 30, 2014 and June 30, 2015
99.3	Unaudited pro forma financial information of RateIntegration and Evolving Systems